SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005

COMPASS BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31272 (Commission File Number)	63-0593897 (IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama (Address of principal executive offices)	35233 (Zip Code)

Registrant’s telephone number, including area code:   (205) 297-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

࿵ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿵ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿵ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

࿵ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 18, 2005, Compass Bancshares, Inc. issued a press release announcing its financial results for the three and six-month periods ended June 30, 2005. This press release, dated July 18, 2005, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

99.1	Compass Bancshares, Inc. Press Release dated July 18, 2005

Exhibit Index

Exhibit No.	Description of Document
99.1	Press Release, dated July 18, 2005, issued by Compass Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 18, 2005

By:	COMPASS BANCSHARES, INC. /s/ Kirk P. Pressley Kirk P. Pressley Chief Accounting Officer